UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2017

OREXIGEN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Court, Suite 200 La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

Based upon preliminary estimates, Orexigen Therapeutics, Inc. (the “Company”) expects total revenues for the third quarter of 2017 to be between approximately $18.1 million and $19.1 million, including from U.S. net sales of Contrave® (naltrexone HCl / bupropion HCl extended release), which are expected to be between approximately $17.0 million and $18.0 million. The Company also estimates that it had approximately $70.6 million in cash, cash equivalents, and short-term investments as of September 30, 2017.

The Company has not yet completed its third-quarter financial close process and these estimates and projections are based on preliminary, unaudited projections of financial results that it expects to report for such period. These estimates and projections are not a comprehensive statement of the Company’s financial results for the quarter ended September 30, 2017 and its actual results may differ materially from those estimates and projections as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that its financial results for this period are finalized.

In addition, as part of its routine quarterly close process, management is in the process of evaluating whether there are relevant conditions and events that may, in aggregate, raise substantial doubt about the Company’s ability to continue as a going concern and to meet its obligations as they become due within one year from the date that its financial statements are expected to be issued. This evaluation includes a review of projected product sales, revenues and expenses, estimated working capital requirements and projections regarding the Company’s ability to satisfy a covenant under the indenture for its 0% convertible senior secured notes due 2020 (the “Secured Notes”) that provides note holders with a redemption right after June 30, 2018 if consolidated net product sales (as defined and measured by the indenture) for fiscal 2017 are less than $100 million. Until the Company completes its quarterly close process, it cannot guarantee, without raising additional capital, that it will conclude, in its Form 10-Q for the three months ended September 30, 2017, that there is not substantial doubt regarding the Company’s ability to continue as a going concern and to meet its obligations as they become due within one year after the third quarter 2017 financial statements are expected to be issued. The Company is currently pursuing a number of potential actions to enable the Company to address its possible liquidity requirements, including attempting to secure additional financing, negotiating waivers or amendments with holders of its Secured Notes, and attempting to pursue a merger or sale of the Company, although the Company cannot guarantee that any of these potential alternatives will be successful.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to Item 2.02 of this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

Investor Slides

Beginning on October 16, 2017, representatives of the Company will begin presenting to and conducting meetings with investors, analysts and others. During these presentations and meetings, the Company will present the slides that are attached as Exhibit 99.1 to the Current Report on Form 8-K, which are incorporated herein by reference. The attached slides, among other things, highlight recent sales results from the Company’s fall promotional campaign, which the Company believes indicate significant potential for the 2018 weight loss season and the Company’s telemedicine pilot.

Results of Patent Litigation

As disclosed in the October 13, 2017 press release filed as an exhibit to the Company’s Current Report on Form 8-K, the United States District Court for the District of Delaware issued a ruling in favor of Orexigen in the paragraph IV litigation against Actavis Laboratories FL, Inc. (Actavis) for all three patents for Contrave that were the subject of the litigation. The Company’s successful defense of its intellectual property led to the favorable ruling, which provides exclusivity for Contrave until 2030. The full opinion of the court may be found on the website for the United States District Court for the District of Delaware at http://www.ded.uscourts.gov/judges-info/opinions.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

*            *             *

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements relating to the Company’s third quarter 2017 financial estimates, its ability to enter into various strategic transactions, potential 2018 sales and other matters. Actual results may differ materially from those set forth in this Current Report on Form 8-K. These and other risks and uncertainties are detailed in the risk factors included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2017, as amended. Except as required by law, the Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

Item 9.01    Financial Statements and Exhibits

 (d)    Exhibits.

Exhibit No.	Description
99.1	Slide Presentation, dated October 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: October 16, 2017	By:	/s/ Thomas P. Lynch
	Name:	Thomas P. Lynch
	Title:	Executive Vice President and General Counsel